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                                                                  Exhibit 10(34)



                                  AMENDED AND
                           RESTATED PROMISSORY NOTE
                           --------------------------




USD4,033,293.63                                           August 13,1998



          FOR VALUE RECEIVED, TOWER AIR, INC. (the "Maker"), a Delaware corporation, having its principal place of business and chief executive office at Hangar No. 17, John F. Kennedy International Airport, Jamaica, New York 11430, does hereby unconditionally promise to pay to FINOVA CAPITAL CORPORATION (the "Holder") or its order, at the Holder's principal place of business at 1850 North Central Avenue, Phoenix, Arizona 85002, or at such other place as the Holder may from time to time in writing direct, the principal sum of USD4,033,293.63 (the "Loan"), in consecutive monthly installments consisting of principal and interest (an "Installment"), on the days and in the amounts set forth on Schedule I attached hereto and made a part hereof; provided, however,
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that the last such Installment shall be in the amount necessary to pay all amounts due and owing to the Holder under the Loan Agreement with respect to the November 1996 Loan. Each date on which an Installment is due is hereinafter referred to as a "Due Date." Interest shall accrue on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date hereof until such principal amounts are paid in full, at a fixed rate per annum of 10.27% computed from the date hereof. If any Due Date shall fall on a date which is not a Business Day, the amount due on such date shall be paid on the immediately succeeding Business Day.

          Capitalized terms used herein and not otherwise defined shall have the same meaning as is ascribed to such terms in that certain Consolidated, Amended and Restated Aircraft and Engine Loan and Security Agreement dated March 25, 1996, as at any time amended (the "Loan Agreement"), between the Maker, as borrower therein, and the Holder, as lender therein.

          This Amended and Restated Promissory Note (the "Note") is made pursuant and subject to the terms and conditions of the Loan Agreement, providing, among other things, for the acceleration of the maturity hereof upon the happening of certain stated events and for the prepayment of the Loan by the Maker. This Note is secured, among other things, by a lien and security interest granted to the Holder in the Aircraft by the Loan Agreement and the Mortgage, to which reference is made for a description of the Aircraft and the rights of the parties with respect thereto.
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          This Note amends and replaces the obligations of the Maker under the
Amended and Restated Promissory Note dated March 10, 1998 (the "March 10, 1998 Note") and restates the terms and conditions of the March 10, 1998 Note. On and after the date hereof this Note supercedes all of the terms and conditions of the March 10, 1998 Note.

          If any amount or portion thereof payable hereunder is not paid when due, the Maker shall pay interest thereon at the Overdue Rate from the Due Date thereof to and including the earlier to occur of (i) the date(s) of payment in full of such overdue amount or portion thereof or (ii) the date the Unpaid Amount is declared due and payable.

          Interest calculations under this Note shall be made on a 360 day year based on the actual number of days elapsed.

          In the event (i) the Maker fails to pay any amount when due hereunder and such failure continues for five (5) days after receipt by the Maker of written notice thereof, or (ii) an Event of Default occurs under the Loan Agreement or the other Documents, then, upon such occurrence, the Holder may, at the Holder's option, declare this Note immediately due and payable; whereupon, this Note shall be due and payable and the Maker shall immediately pay to the Holder the Unpaid Amount plus all costs and expenses, including, but not limited to, reasonable attorneys' fees, suffered or incurred in connection with the enforcement of this Note.

          Amounts due hereunder shall be paid (i) without set-off, counterclaim, recoupment, abatement, demand, deduction, defense or any other circumstance of whatsoever kind and (ii) free and clear of and without deduction for any present or future taxes, restrictions or conditions of whatsoever kind.

          Notwithstanding any provisions to the contrary herein contained, the Holder shall not collect a rate of interest on any obligation owing by Maker to the Holder in excess of the maximum rate of interest permitted by applicable law. Maker understands and believes that the obligations evidenced by this Note comply with all applicable usury laws; however, if any interest or other charges in connection with the obligations evidenced by this Note are ever determined to exceed the maximum amount permitted by law, then Maker agrees that (a) the amount of interest or charges payable pursuant to this Note shall be reduced to the maximum amount permitted by law and (b) any excess amount previously collected from Maker in connection with this Note that exceeded the maximum amount permitted by law shall be credited against the principal balance of this Note then outstanding. If the outstanding principal balance hereunder has been paid in full, the excess amount shall be refunded to Maker.

          The contracted for rate of interest with respect to the obligations evidenced

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by this Note shall include, without limitation, the following:

          (i) The interest rate calculated and applied to the principal balance of this Note in accordance with the provisions hereof;

          (ii) Post-maturity interest, calculated and applied to the principal balance of this Note in accordance with the provisions hereof; and

          (iii) All fees, charges, goods, things in action or any sum or things of value ("Additional Sums") paid or payable by Maker in accordance with the provisions of the Loan Agreement or this Note, howsoever described. If any such Additional Sums may, under applicable law, be deemed to be interest with respect to the lending transaction which is the subject of this Note and the Loan Agreement, then, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to the lending transaction which is the subject of this Note and Loan Agreement, such Additional Sums shall be payable by Maker as, and shall be deemed to be, Additional Interest, and, for such purposes only, the agreed upon and "contracted for rate of interest" of this transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums.

          The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the Holder of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

          This Note shall be governed by and construed in accordance with the laws of the State of Arizona.

          The Maker waives the benefit of any statute of limitations affecting its liability hereunder.

          The Maker hereby irrevocably submits to the jurisdiction of the Superior Court of Maricopa County, State of Arizona, or any successor to said Court, and to the jurisdiction of the United States District Court for the District of Arizona, or any successor to said Court, for purposes of any suit, action or proceeding which relates to this Note. The Maker hereby waives and agrees, to the extent permitted by applicable law, not to assert, by way of motion as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the Arizona Courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Note or any transaction provided for or contemplated herein may not be enforced in or by the Arizona Courts. The Maker hereby agrees not to seek, and hereby waives, any collateral review by any

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other court which may be called upon to enforce the judgment of any Arizona
Courts of the merits of any such suit, action or proceeding or the jurisdiction of said Arizona Courts. Nothing herein shall limit the Holder's right to bring any suit, action or other proceeding against the Maker in any other appropriate jurisdiction or forum or to serve process on the Maker by any means authorized by applicable law.

          The Maker hereby waives, to the fullest extent possible under applicable law, the right to trial by jury in any action, suit or proceeding brought by the Holder to enforce its rights hereunder.

          Time is of the essence with respect to the terms and provisions of this Note.

                                         TOWER AIR, INC.


                                         By  /s/ M.K. Nachtomi
                                            --------------------------------
                                         Title   Chairman, President & CEO
                                         Tax ID No.: 11-262-1046

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